UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 14, 2004

Analogic Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8 Centennial Drive, Peabody, MA		01960
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	978-977-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On October 14, 2004, Analogic Corporation issued a press release announcing that it would file a Form 12b-25 seeking an extension of time within which to file its annual report on Form 10-K for the fiscal year ended July 31, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1 Press Release entitled "Analogic Corporation Announces Delay in Filing of Annual Report on Form 10-K for Fiscal year Ended July 31, 2004", issued by the company on October 14, 2004.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation (Registrant)

October 14, 2004	By:	/s/ John J. Millerick

Name: /s/ John J. Millerick
Title: Sr. Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

EX-99